UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2024

Rithm Capital Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-35777	45-3449660
(Commission File Number)	(IRS Employer Identification No.)

799 Broadway New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 850-7770

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbols:	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	RITM	New York Stock Exchange
7.50% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	RITM PR A	New York Stock Exchange
7.125% Series B Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	RITM PR B	New York Stock Exchange
6.375% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	RITM PR C	New York Stock Exchange
7.00% Fixed-Rate Reset Series D Cumulative Redeemable Preferred Stock	RITM PR D	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Restatement of Historical Financial Results

On July 22, 2024, the Audit Committee (the “Audit Committee”) of the Board of Directors of Rithm Capital Corp. (the “Company”), based on the recommendation of management, after discussion with Ernst & Young LLP (“EY”), the Company’s independent registered public accounting firm, concluded that (i) the Company’s previously issued audited consolidated financial statements as of December 31, 2023 and 2022 and for the years ended December 31, 2023, 2022 and 2021 included in the Company’s Annual Reports on Form 10-K for the years ended December 31, 2023, 2022 and 2021 and (ii) the Company’s unaudited consolidated financial statements as of and for each of the quarters within 2023, 2022 and 2021 as well as the quarter ended March 31, 2024 included in the Company’s Quarterly Reports on Form 10-Q for such periods (collectively, the “Affected Financial Statements”), need to be restated due to the need to consolidate certain mortgage securitization trusts (the “Trusts”). Accordingly, the Affected Financial Statements and related earnings releases, press releases, shareholder communications, investor presentations or other communications (collectively, “Other Investor Communications”) describing relevant portions of the Affected Financial Statements should no longer be relied on.

The Company expects the restatement will have no impact on the Company’s net income, earnings available for distribution, book value, or cash and liquidity position in the Affected Financial Statements or the Other Investor Communications. As further described below, the restatement will result in grossing up the assets and liabilities for the consolidated mortgage securitization Trusts on the Company’s consolidated financial statements as well as other immaterial adjustments.

The adjustments to the Affected Financial Statements involve the accounting treatment of  certain mortgage securitization Trusts that management, after discussion with EY, concluded should be consolidated subject to the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) 810, Consolidation, and its various interpretations, regarding the consolidation of certain Trusts, classified as variable interest entities (“VIEs”).  The conclusion is based on the determination that the Company should be treated as the primary beneficiary of certain VIEs, a determination that can sometimes involve complex and subjective analyses.

The adjustments to the Affected Financial Statements will result in a change in the accounting treatment of the Trusts from investments in nonconsolidated VIEs to consolidated VIEs.  This will result in a gross up of the VIEs’ assets and liabilities on the Company’s consolidated balance sheets as well as reclassifying certain items on the Company’s consolidated statements of operations and cash flows for the relevant periods.  As with the Company’s other consolidated VIEs, the liabilities of these consolidated VIEs are liabilities only of these entities and creditors have no recourse to the Company for the consolidated VIE’s liabilities.

Controls and Procedures

As a result of the restatement, management re-evaluated the effectiveness of the Company’s internal control over financial reporting (“ICFR”) as of December 31, 2023 and 2022 and identified a material weakness in the Company’s ICFR.  Accordingly, Management’s Report on Internal Control Over Financial Reporting and the Opinion of EY on the effectiveness of the Company’s Internal Control Over Financial Reporting as of December 31, 2023 and 2022, included in the Company’s Annual Reports on Form 10-K for the years ended December 31, 2023 and 2022, respectively, should no longer be relied upon.  The Company will provide further specifics on the material weakness in its internal control over financial reporting and its plan of remediation to address such weakness in an amendment to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.  The adjustments that will be recorded in the restated financial statements did not result from any override of controls or misconduct. The Company expects that the material weakness will be remediated by the end of the year.

Next Steps

The Company continues to assess and quantify the necessary adjustments. The Company plans to restate its consolidated financial statements as of and for the years ended December 31, 2023, 2022 and 2021, as well as Management’s Report on Internal Control Over Financial Reporting as of December 31, 2023 and 2022 and include them in an amendment to its Annual Report on Form 10-K for the year ended December 31, 2023.  In addition, the Company plans to restate its unaudited consolidated financial statements as of and for the period ended March 31, 2024 and include them in an amendment to the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2024.  The Company plans to file the amendments as soon as practicable.

Management and the Audit Committee have discussed with EY the matters disclosed in this Item 4.02.

Forward-Looking Statements.

Certain information in this Current Report on Form 8-K and the exhibits hereto may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of current or historical fact, contained in this Current Report on Form 8-K may be forward-looking statements. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “may,” “will,” “should,” “could,” “estimate,” “intend” (or the negative of these terms) and other similar expressions are intended to identify forward-looking statements. These statements are not historical facts. They represent management’s current expectations regarding future events and are subject to a number of trends and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements are not a guarantee of performance, and accordingly, you should not place undue reliance on any forward-looking statements contained in this Current Report on Form 8-K. Uncertainties and risks that may affect the forward-looking statements herein include, but are not limited to, the Company’s ability to complete the restatement and the revision of the accounting adjustments described in this Current Report on Form 8-K and the Company’s ability to file any appropriate amendments to our Annual and Quarterly Reports on Form 10-K and Form 10-Q by the applicable due date, as well as other risks and important factors that could affect such forward-looking statements, as described in the sections entitled “Cautionary Statements Regarding Forward Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent annual and quarterly reports and other filings filed with the SEC, which are available on the Company’s website (www.rithmcap.com).

New risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Forward-looking statements contained herein speak only as of the date of this Current Report on Form 8-K, and the Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements  contained herein to reflect any change in the Company’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITHM CAPITAL CORP.
(Registrant)

/s/ Nicola Santoro, Jr.
Nicola Santoro, Jr.
Chief Financial Officer and Chief Accounting Officer

Date: July 22, 2024